Note 11 - Earnings Per Share	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Earnings Per Share [Text Block]

11. Earnings Per Share

Basic and diluted earnings per common share is computed as follows:

	For the six months ended June 30,
	2021	2022

Net income	11,736,326	60,686,136
Dividends to Series B Preferred shares	(255,324)	-
Preferred deemed dividend	(345,423)	-
Net income attributable to common shareholders	11,135,579	60,686,136
Weighted average common shares – outstanding, basic	6,745,305	7,223,189
Basic earnings per share	1.65	8.40
Effect of dilutive securities:
Dilutive effect of unvested shares	44,413	33,245
Weighted average common shares – outstanding, diluted	6,789,718	7,256,434
Diluted earnings per share	1.64	8.36

The Company excluded the effect of its Series B preferred shares on  June 30, 2021, as they were anti-dilutive.